REORGANIZATION AGREEMENT

     THIS REORGANIZATION AGREEMENT entered into this 1st day of May, 1998 by, between and among Flexweight Corporation ("FLEX"), a Kansas corporation, FLEX Holdings, Inc. ("FLEX Holdings"), a Nevada Corporation that is a wholly-owned subsidiary of FLEX and Oasis Hotel, Resort & Casino - III, Inc., a Nevada Corporation ("OASIS").

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

1. Merger. FLEX agrees to cause to be organized, a wholly-owned subsidiary known as FLEX Holdings (a Nevada Corporation). At such time as FLEX Holdings has been organized and is, in the opinion of FLEX, permitted by law to execute an acceptance of this Agreement, the board of directors of FLEX Holdings shall adopt resolutions authorizing the execution and delivery of the form of plan of merger (Exhibit "A") for the purpose of a merger of FLEX Holdings with and into OASIS as the surviving corporation. On adoption of such resolutions and in consideration of the execution and delivery of this Agreement by OASIS, FLEX and FLEX Holdings, OASIS shall survive the merger with FLEX Holdings and become a wholly-owned subsidiary of FLEX.

2. Exchange of Shares. Subject to all the terms and conditions of this Agreement, all of the OASIS Common Stock outstanding on the date of closing, as defined later in this Agreement, shall be converted into 3,010,000 shares of FLEX Common Stock (the "Exchanged Stock" or "Exchanged Shares"). At Closing, the Exchanged Stock shall be issued to the OASIS stockholders (the "OASIS Stockholders" or "OASIS Shareholders") thereof in proportion to their interests as they appear on the books and records of OASIS (Exhibit "B") and the OASIS Stockholders shall surrender to FLEX, the certificates representing the OASIS Common Stock which shall be canceled, and all rights in respect thereof shall cease. The shares of Exchanged Stock issued pursuant to this Section and the merger shall be, when issued, legally issued, fully paid, and non-assessable. The merger shall become effective at the time Articles of Merger are filed with the Secretary of State of the state of Nevada, and shall have the effect set forth in the corporation law of the State of Nevada.

         a. As the surviving corporation, OASIS may take any action in the name and on behalf of either FLEX Holdings or OASIS in order to carry out and effectuate the transactions contemplated by this Agreement.

         b. The directors and officers of OASIS (Exhibit "C") immediately prior to the merger will remain the directors and officers of OASIS after the merger and shall further replace the current directors and officers of FLEX and FLEX Holdings (Exhibit "D").

         c. The Articles of Incorporation of OASIS in effect immediately prior to the merger will remain the Articles of Incorporation after the merger, without any modification or amendment as a result of the merger.

         d.       The Bylaws of OASIS in effect  immediately prior to the merger
                  will  remain  the  Bylaws   after  the  merger,   without  any
                  modification or amendment as a result of the merger.

3. Exemption from Registration. The parties hereto intend that the Exchanged Shares shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the " 1933 Act"), pursuant to
         Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder and exempt from the registration requirements of the applicable states. In furtherance thereof, the OASIS Shareholders will execute and deliver to FLEX at Closing, investment letters suitable to FLEX counsel, in form substantially as per Exhibit "E" attached hereto.


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

4. Non-taxable Transaction. The parties intend to effect this transaction as a non-taxable reorganization.

5. Warranties and Representations of OASIS In order to induce FLEX and FLEX Holdings to enter into this Agreement and to complete the transaction contemplated hereby, OASIS warrants and represents to FLEX and FLEX Holdings that:

         a. Organization and Standing. OASIS is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business with a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "F" are true and correct copies of OASIS's Certificate of Incorporation, Amendments thereto and all current By-laws. No changes thereto will be made in any of the Exhibit "F" documents before Closing.

         b. Capitalization. As of Closing, OASIS's entire authorized equity capital consists of 20,000,000 shares of Common Stock, of which 3,010,000 shares of Common Stock will be outstanding as of the Closing and 5,000,000 shares of Preferred Stock of which there are no shares issued and outstanding. As of Closing, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which OASIS is bound, calling for the issuance of any additional shares of Common Stock of any other voting or equity security. The OASIS's Common Shares constitute 100% of the equity capital of OASIS, which includes, inter alia, 100% of OASIS's voting power, right to receive dividends, when, and if declared and paid, and the right to receive the proceeds of liquidation attributable to Common Stock, if any. From the date hereof, and until the Closing Date, no dividends or distributions of capital, surplus, or profits shall be paid or declared by OASIS in redemption of their outstanding shares or otherwise, and except as described herein no additional shares shall be issued by said corporation.

         c. Ownership of OASIS Shares As of the date hereof, the OASIS Stockholders are the sole owners of the OASIS's Common Shares, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the OASIS's Common Shares will not have been registered under the 1933 Act, or any applicable State Securities Laws.

         d. Taxes. Within the times and in the manner prescribed by law, OASIS has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on OASIS.

         e. No Pending Actions. To the best of OASIS's knowledge, after diligent inquiry, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting OASIS, or against any of OASIS's officers or directors that arise out of their operation of OASIS, nor is OASIS in violation of any Federal or State law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, services or securities. OASIS is not an investment company as defined in or otherwise subject to regulation under, the Investment Company Act of 1940.


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

         f. Ownership of Assets. OASIS has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the following: its assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, goodwill, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by OASIS as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by this Agreement; and, except in its ordinary course of business, OASIS has not disposed of any such asset since the date of the most recent balance sheet described herein.

         g. Subsidiaries. OASIS has no subsidiaries and owns no interest in other enterprises.

         h. No Interest in Suppliers, Customers, Landlords or Competitors. No member of the family of any of OASIS's Stockholders or employees has any interest of any nature whatever in any supplier, customer, landlord or competitor of OASIS.

         i. No Debt Owed by OASIS. Except as set forth in Exhibit "K", OASIS does not owe any money, securities, or property to any member of the family of any of OASIS's Stockholders or employees either directly or indirectly. To the extent that OASIS may have any undisclosed liability to pay any sum or property to any such person or entity or any member of their families, such liability is hereby forever irrevocably released and discharged. OASIS does not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the balance sheet of OASIS included hereto. OASIS does not now have, nor will it have on the Closing Date any pension plan, profit-sharing plan, or stock purchase plan for any of its employees or certain options to proposed executive officers.

         j. Corporate Records. All of OASIS's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

         k. OASIS Financial Statements. Within 60 days from the date of this Agreement, OASIS will provide to the approval of FLEX, audited financial statements for OASIS for the period ended April 30, 1998 prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (or as permitted by regulation S-X, S-B and/or the rules promulgated under the 1933 Act and the 1934 Act and audited by independent certified public accountants with substantial SEC experience).

         l. Conduct of Business. Prior to Closing, the OASIS Shareholders represent that OASIS shall conduct its business in the normal course. OASIS shall not amend its Articles of Incorporation , as the case may be, or Bylaws (except as may be described in this Agreement), declare dividends, redeem securities, incur additional or newly-funded liabilities outside the ordinary course of business, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction without the prior approval of FLEX, not to be unreasonably withheld.

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

         m. Corporate Summary. Within 30 days from the date of this Agreement, OASIS will provide to the approval of FLEX, a feasibility study and business plan to be attached hereto as Exhibit "M", which accurately describes OASIS's business, assets, proposed operations and management.

6. Warranties and Representations of FLEX. In order to induce OASIS to enter into this Agreement and to complete the transaction contemplated herein, FLEX warrants and represents to OASIS that:

         a. Organization and Standing. FLEX is a corporation duly organized, validly existing and in good standing under the laws of Kansas, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "N" are true and correct copies of FLEX's Certificate of Incorporation, Amendments thereto and all current By-laws. No changes thereto will be made in any of the Exhibit "N" documents before Closing.

         b. Capitalization. FLEX's entire authorized equity capital consists of 25,000,000 shares of voting Common Stock, $0.10 par value. As of the Closing, but immediately prior to the reorganization contemplated herein, FLEX shall have a total of 49,625 shares of its Common Stock issued and outstanding. After giving effect to the 700,000 shares to be issued to consultants (Exhibit "O"), pursuant to a S-8 Registered offering under the 1933 Act, and the 3,010,000 shares of restricted stock issued to OASIS, pursuant to the Reorganization, there will be a total of 3,759,625 shares of FLEX issued and outstanding. Upon such issuance, all of the FLEX Common Stock will be validly issued fully paid and non-assessable. The relative rights and preferences of FLEX's equity securities are set forth in FLEX's Articles of Incorporation, Amendments thereto and all current By-laws (Exhibit "N"). Except as set forth in Exhibit "Q", there are no voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which FLEX is bound, calling for the issuance of any additional shares of Common Stock or any other voting or equity security. Accordingly, as of the Closing the 3,010,000 shares being issued to the OASIS Stockholders will constitute approximately 80.0% of the total outstanding shares of FLEX, which includes inter alia, that same percentage of FLEX's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to Common Stock, if any. The shares issued to consultants and the 49,625 shares previously issued, will constitute approximately 20.0% of the total outstanding shares of FLEX after the reorganization. All of the 49,625 previously issued shares of FLEX Corporation were issued pursuant to valid exemptions from registration under the 1933 Act.

         c. Ownership of Shares. By FLEX's issuance of the FLEX Common Shares to the OASIS Stockholders pursuant to this Agreement, the OASIS Stockholders will thereby acquire good and absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such FLEX Common Shares will not have been registered under the 1933 Act or any state securities laws and will be subject to the resale terms under the investment letter (Exhibit "E").

         d. Taxes. At or before Closing, FLEX will have filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies and has paid all taxes as shown on such returns. All of such returns are true and complete.


                                    Page -4-

         e. No Pending Actions. To the best of FLEX's knowledge, after diligent inquiry, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting FLEX, or against any of FLEX's officers or directors that arise out of their operation of FLEX, nor is FLEX in violation of any Federal or State law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, services or securities. FLEX is not an investment company as defined in or otherwise subject to regulation under, the Investment Company Act of 1940.

         f. Filings with the Securities and Exchange Commission "SEC". FLEX has made all filings with the SEC that it has been required to make under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act")(collectively, the "Public Reports"). Each of the Public Reports has complied with the Securities Act and the Exchange Act in all material respects. None of the Public Reports, as of their respective dates, currently contain or have contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, false or misleading.

         g. Corporate Records. All of FLEX's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation. All of said books and records will be delivered to OASIS at Closing.

7. Warranties and Representations of FLEX Holdings. In order to induce OASIS to enter into this Agreement and to complete the transaction contemplated herein, FLEX Holdings warrants and represents to OASIS that:

         a. Organization and Standing. FLEX Holdings is a corporation duly organized, validly existing and in good standing under the laws of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "P" are true and correct copies of FLEX Holdings's Certificate of Incorporation, Amendments thereto and all current By-laws. No changes thereto will be made in any of the Exhibit "P" documents before Closing.

         b. Capitalization. FLEX Holdings entire authorized equity capital consists of 20,000,000 shares of voting Common Stock and 5,000,000 shares of Preferred Stock, both $0.001 par value. As of the Closing, but immediately prior to the reorganization contemplated herein, FLEX Holdings shall have a total of 100 shares of its Common Stock issued and outstanding owned 100% by FLEX free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such FLEX Holdings shares will not have been registered under the 1933 Act or any state securities laws.. The FLEX Holdings shares owned by FLEX are validly issued fully paid and non- assessable. The relative rights and preferences of FLEX Holding's equity securities are set forth in FLEX Holding's Articles of Incorporation, Amendments thereto and all current By-laws (Exhibit "P"). There are no other voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which FLEX Holdings is bound, calling for the issuance of any additional shares of Common Stock or any other voting or equity security. Accordingly, as of the Closing the 100 shares of FLEX Holdings owned by FLEX constitutes 100% of the total outstanding shares of FLEX Holdings, which includes inter alia, that same percentage of FLEX's voting power, right to receive dividends, when, as

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

                  and if declared and paid, and the right to receive the proceeds of liquidation attributable to Common Stock, if any.

         c. Taxes. At or before Closing, FLEX Holdings will have filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies and has paid all taxes as shown on such returns. All of such returns are true and complete.

         d. No Pending Actions. To the best of FLEX Holding's knowledge, after diligent inquiry, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting FLEX Holdings , or against any of FLEX Holding's officers or directors that arise out of their operation of FLEX Holdings, nor is FLEX Holdings in violation of any Federal or State law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, services or securities. FLEX Holdings is not an investment company as defined in or otherwise subject to regulation under, the Investment Company Act of 1940.

         e. Corporate Records. All of FLEX Holdings books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation. All of said books and records will be delivered to OASIS at Closing.

8. No Misleading Statements or Omissions. Neither this Agreement nor any Exhibit, Schedule or Documents attached hereto or presented to FLEX and FLEX Holdings by OASIS or to OASIS by FLEX and FLEX Holdings in connection herewith, contains any materially misleading statement, or omits any fact of statement necessary to make the other statements or facts therein set forth not materially misleading.

9. Validity of this Agreement. By Closing, all corporate and other proceedings required to be taken by OASIS, FLEX Holdings and FLEX in order to enter into and to carry out this Agreement will have been duly and properly taken. This Agreement has been duly executed by OASIS, FLEX Holdings and FLEX and constitutes the valid and binding obligation of each of them and shall inure to the benefit of the heirs, executors, administrators and assigns of the OASIS Shareholders and upon the successors and assigns of FLEX and FLEX Holdings, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate the parties Certificate of Incorporation and Amendment thereto or document of undertaking, oral or written, to which the parties are a party to or is bound or may be affected by, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by the parties can continue to be so conducted after completion of the transaction contemplated hereby, with OASIS as a wholly- owned subsidiary of the FLEX resulting from the reorganization between FLEX, FLEX Holdings and OASIS.

10. Enforceability of this Agreement. When duly executed and delivered, this Agreement and the Exhibits hereto, which are incorporated herein and made a part hereof, are legal, valid, and enforceable by the parties hereto. according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights.


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

11. Access to Books and Records. During the course of this transaction and up until Closing, FLEX and OASIS agree to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desireability of consummating the proposed Reorganization. FLEX and OASIS further agree to keep confidential and not use for their own benefit, except in accordance with this Reorganization Agreement, any information or documentation obtained in connection with any such investigation.

12. Indemnification. All representations, warranties, covenants and agreements made herein and in the Exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto. The officers and directors of the parties hereto hereby agree, jointly and severally, to indemnify, defend, and hold the other harmless from and against any damage, loss liability, or expense (including, without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any material breach of any representation, warranty, covenant, or agreement made by the officers and directors of the other parties to this Agreement.

13. Restricted Shares; Legend. All of the FLEX Common Shares issued to the OASIS Stockholders herein will be "restricted securities" as defined in Rule 144 under the 1933 Act; and each stock certificate issued to the OASIS stockholders hereunder will bear the usual restrictive legend to such effect. Appropriate Stop Transfer instructions will be given to FLEX's stock transfer agent.

14. No Reverse Split. As a material term hereto and a condition to FLEX entering into this Agreement, OASIS and the OASIS Shareholders agree that for a period of twelve (12) months from the date of Closing, there will be no reorganizations, recapitalizations or reverse stock splits which would have a dilutive effect on the pre-acquisition shareholders of FLEX, without the prior written consent of the existing directors of FLEX as of the date of this Agreement.

15. Expenses. Each of the Constituent Corporations shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the consummation of this Agreement, including, without limiting the generality of the foregoing, fees and expenses of financial consultants, accountants and counsel and the cost of any documentary stamps, sales and excise taxes which may be imposed upon or be payable in respect to the transaction.

16. Closing. The Closing of the transactions contemplated by this Agreement ("Closing") shall take place at 1:00 P.M. on the day after all parties have supplied the required documents and obtained the required approvals as discussed herein except that OASIS shall have until 60 days from the date of this Agreement to obtain the financial statements as discussed herein. Closing shall take place at the offices of 268 West 400 South, Salt Lake City, Utah 84101 or such other date and place as the parties hereto shall agree upon or by FAX and Federal Express.

17. Deliveries. At the Closing, the OASIS Shareholders as listed on Exhibit "B" attached hereto shall deliver certificates representing the OASIS shares to FLEX for cancellation, and FLEX shall deliver either certificates representing the Exchanged Shares, duly issued to the OASIS Shareholders as listed on Exhibit "B" attached hereto, or a copy of a letter from FLEX to its transfer agent, instructing such transfer agent to issue the certificates representing the FLEX Shares to the OASIS Shareholders. Additionally, all other documents and items referred to herein shall be exchanged.

18.      Conditions Precedent to Closing.

         a. The obligations of OASIS under this Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

                                    Page -7-

                  i. That each of the representations and warranties of FLEX contained herein shall be true and correct at the time of the Closing date as if such representations and warranties were made at such time;

                  ii. That  FLEX  shall  have  performed  or  complied  with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

                 iii. That  OASIS's  representations  and  warranties  contained herein shall be true and correct at the time of Closing date as if such representations and warranties were made at such time; and

                  iv. That OASIS has performed or complied with all  agreements, terms and conditions required by this Agreements to be performed or complied with by them prior to or at the time of Closing date.

19. Termination. This Agreement may be terminated at any time before or; at Closing, by:

         a.       The mutual agreement of the parties;

         b.       Any party if:

                  i. Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished.

                  ii. Any legal  proceeding  shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement.

                 iii. There is a  materially  adverse  change  in the  financial condition or business operation of the other party.

         c. Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

20. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in entirety.

21. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

22. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

23. Notices. All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail to the parties at the addresses first appearing herein:

24. Counterparts. This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute on and the same binding Agreement, with one counterpart being delivered to each party hereto.


                                    Page -8-

     IN WITNESS WHEREOF, The foregoing Reorganization Agreement, having been duly approved and adopted by the Board of Directors, and duly approved and adopted by the stockholders of the constituent corporations, as required, in the manner provided by the laws of the State of Nevada, the Chairman of the Board, the President or the Secretary of said corporations, and the Shareholders of OASIS do now execute this Reorganization Agreement under the respective seals of said corporation by the authority of the directors and stockholders of each, as required, as the act, deed and agreement of each of said corporations.

Flexweight Corporation                  Oasis Hotel, Resort & Casino - III, Inc.


By:  /s/ Tammy Gehring                          By:  /s/ Walt Sanders
   Tammy Gehring,  President                        Walt Sanders, President



FLEX Holdings, Inc.


By:  /s/ Tammy Gehring
   Tammy Gehring,  President


                                    Page -9-

                                List of Exhibits

Exhibit "A"       Plan of Merger.

Exhibit "B"       OASIS Stockholders.

Exhibit "C"       OASIS officers and directors.

Exhibit "D"       FLEX officers and directors.

Exhibit "E"       Investment Letters signed by OASIS Stockholders.

Exhibit "F" True and correct copies of OASIS's Certificate of Incorporation, Amendments thereto and all current By-laws.

Exhibit "K"       OASIS's liabilities.

Exhibit "L"       OASIS's financial statements.

Exhibit "M"       OASIS's Corporate Summary.

Exhibit "N"       FLEX's Articles of Incorporation, Amendments thereto
                  and all current By-Laws.

Exhibit "O"       List of Consultants.

Exhibit "P"       FLEX Holdings' Articles of Incorporation, Amendments
                  thereto and all current By-Laws.

Exhibit "Q"       FLEX's commitments for issuance of additional shares.